As filed with the Securities and Exchange Commission on July 6, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Semi-Annual Report

April 30, 2018

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA	36

Distribution Reinvestment Plan for the Fund	39
Directory	42
Proxy Voting Policies and Procedures	43
Quarterly Portfolio Schedule	43
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) for the six months ended April 30, 2018. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

On March 29, 2018, the Fund announced a decrease in its monthly distribution rate to $0.0658 per share of common stock from the prior monthly distribution rate of $0.0725 per share. The Fund’s decrease in distribution rate was the result of numerous factors, including the decline in the absolute level of yields available in the high yield market, the degree of credit spread tightening that had occurred in the high yield market, the increase in the Fund’s cost of leverage, and the resultant overall reduction in the level of income generated by the Fund relative to its then-current distribution amount.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc.
Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated a -1.21% total return on a net asset value (NAV) basis for the six months ended April 30, 2018 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index) which provided a -0.23% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) detracted from performance.

The overall high yield market, as measured by the Index, was down slightly during the reporting period. The market edged higher over the first half of the period as corporate earnings generally exceeded forecasts and there was optimism that the December 2017 tax reform bill would lead to accelerating growth. However, those gains were given back in February and March 2018, partially driven by fears that the U.S. Federal Reserve would take a more aggressive approach to raising interest rates, escalating trade war rhetoric and issues in the technology sector. Within the Index, securities rated CCC and lower (relatively lower ratings) and securities rated BB (a higher rating) returned 2.13% and -1.43%, respectively.*

From a sector perspective, security selection within support-services, an underweight to energy, and security selection within health care were the largest detractors from relative performance. In contrast, security selection within banking and technology & electronics, as well as an underweight to automotive & auto parts, contributed the most to performance for the period.

In terms of the Fund’s quality biases, security selection within securities rated BB contributed to performance; while security selection within securities rated B and our underweight to securities rated CCC were negative for performance.

We made several adjustments to the portfolio during the reporting period. The Fund’s allocation to securities rated CCC was reduced by almost 4%, while allocation to securities rated BBB experienced only minor reductions. We increased our allocation to bonds rated BB by approximately 2%. From a sector perspective, the Fund increased its allocations to media - broadcasting & diversified and real estate & homebuilders securities, while reducing its telecommunications and health care exposures.

The Fund’s use of swap contracts contributed positively to performance during the reporting period.

The business cycle, while mature, appears to us to still have life in it, buoying issuer fundamentals. In the meantime, we believe defaults among non-investment grade issuers should remain below historical averages. We believe the credit quality of the high yield market remains stable, as revenue and earnings growth have improved as leverage has plateaued. In addition, refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe the market’s performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment, and potential changes to leveraged-lending guidelines. Meanwhile, technology-driven disruption remains a key risk to certain industries. It appears to us that market technicals in the U.S. high yield market have been balanced, with retail outflows offset by lower new issuance and continued demand from non-U.S. investors. Market volatility has finally picked up, largely driven by expectations of higher inflation and interest rates and possible changes in the regulatory environment. We believe that constructive fundamentals and positive U.S. GDP growth are offset by an increase in market volatility. Against this backdrop, high yield spreads may trade in a fairly narrow range in the coming months.

Sincerely,

Thomas P. O’Reilly, Russ Covode, Daniel Doyle and Patrick Flynn
Portfolio Co-Managers

*

The performance of certain rated bonds within the Index, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofAML.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.8%
One to less than Five Years	37.3
Five to less than Ten Years	56.0
Ten Years or Greater	5.9
Total	100.0%

* Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1]
		Six Months Period Ended 04/30/2018	Average Annual Total Return Ended 04/30/2018
	Inception Date		1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	-1.21%	2.18%	5.19%	9.58%	9.52%
At Market Price[3]	07/28/2003	-5.51%	-1.41%	3.25%	8.93%	8.10%
Index
ICE BofAML U.S. High Yield Constrained Index^4		-0.23%	3.22%	4.77%	7.83%	7.76%

^	Effective October 20, 2017, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index changed its name to the ICE BofAML U.S. High Yield Constrained Index.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

ICE BofAML U.S. High Yield Constrained Index:	The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) April 30, 2018

PRINCIPAL AMOUNT	VALUE

Loan Assignments(a) 6.1%

Business Equipment & Services 1.4%
$789,866	Advantage Sales and Marketing, Second Lien Term Loan, (1 month USD LIBOR + 6.50%),
	8.40%, due 7/25/22	$727,554
1,191,049	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.25%), 4.15%, due 7/8/22	1,195,218
708,739	Presidio, Term Loan B, (3 month USD LIBOR + 2.75%), 5.05%, due 2/2/24	710,957	(k)
814,873	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.40%, due 11/8/23	819,966
		3,453,695

Containers & Glass Products 0.3%
833,336	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/5/23	838,545

Electronics - Electrical 0.7%
447,624	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.50%),
	4.40%, due 4/16/25	450,422
1,209,828	SS&C Technologies Inc., Term Loan B3, (3 month USD LIBOR + 2.50%), 4.40%, due 4/16/25	1,217,390
		1,667,812

Food - Drug Retailers 0.1%
384,747	General Nutrition Centers, Inc., Term Loan, (1 month USD LIBOR + 7.00%), 8.91%, due 12/31/22	396,674

Health Care 0.6%
331,881	Envision Healthcare, Term Loan B, (1 month USD LIBOR + 3.00%), 4.91%, due 12/1/23	332,959
1,153,350	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 4.65%, due 2/6/24	1,115,866
		1,448,825

Leisure Goods - Activities - Movies 0.2%
490,050	Seaworld, Term Loan B5, (3 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	489,192

Lodging & Casinos 1.1%
2,476,500	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.40%, due 12/6/21	2,687,003	(b)(c)

Publishing 0.2%
407,350	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.05%,
	due 11/3/23	410,405

Radio & Television 0.4%
981,774	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%), 4.65%,
	due 3/15/24	967,577

Retailers (except food & drug) 0.4%
1,006,371	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 6.90%, due 9/25/24	1,012,661

Telecommunications 0.3%
768,075	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 4.65%, due 1/31/25	756,231

See Notes to Financial Statements	6

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Utilities 0.4%
$788,339	Calpine Corp., Term Loan B6, (3 month USD LIBOR + 2.50%), 4.81%, due 1/15/23	$791,745
276,562	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.15%, due 12/14/23	278,290	(k)
		1,070,035
	Total Loan Assignments (Cost $14,983,877)	15,198,655

Corporate Bonds 136.4%

Advertising 3.0%
	Lamar Media Corp.
370,000	5.00%, due 5/1/23	373,959
360,000	5.75%, due 2/1/26	371,025
2,220,000	MDC Partners, Inc., 6.50%, due 5/1/24	2,183,925	(d)
565,000	Nielsen Co. Luxembourg SARL, 5.50%, due 10/1/21	573,475	(d)
	Nielsen Finance LLC/Nielsen Finance Co.
275,000	4.50%, due 10/1/20	274,656
3,290,000	5.00%, due 4/15/22	3,315,004	(d)
480,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, due 3/15/25	492,000
		7,584,044

Aerospace & Defense 0.3%
710,000	BBA US Holdings, Inc., 5.38%, due 5/1/26	713,962	(d)

Auto Parts & Equipment 0.5%
365,000	Goodyear Tire & Rubber Co., 5.13%, due 11/15/23	363,175
900,000	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	884,250	(d)(e)
		1,247,425

Banking 1.3%
2,780,000	Ally Financial, Inc., 8.00%, due 3/15/20	2,995,450
175,000	CIT Group, Inc., 4.13%, due 3/9/21	175,184
		3,170,634

Brokerage 0.5%
1,250,000	LPL Holdings, Inc., 5.75%, due 9/15/25	1,212,500	(d)

Building & Construction 3.2%
	Lennar Corp.
510,000	8.38%, due 1/15/21	564,825	(d)
765,000	5.38%, due 10/1/22	791,775	(d)
1,265,000	4.75%, due 11/15/22	1,266,354
960,000	4.88%, due 12/15/23	962,400
455,000	5.25%, due 6/1/26	447,083	(d)
380,000	Meritage Homes Corp., 6.00%, due 6/1/25	391,875
1,170,000	PulteGroup, Inc., 4.25%, due 3/1/21	1,175,967

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
$375,000	5.25%, due 4/15/21	$377,812	(d)
780,000	5.63%, due 3/1/24	780,000	(d)
	Toll Brothers Finance Corp.
680,000	4.38%, due 4/15/23	680,000
180,000	5.63%, due 1/15/24	189,225
435,000	4.35%, due 2/15/28	402,375
		8,029,691

Building Materials 0.6%
755,000	HD Supply, Inc., 5.75%, due 4/15/24	792,750	(d)
175,000	Jeld-Wen, Inc., 4.88%, due 12/15/27	164,938	(d)
480,000	USG Corp., 5.50%, due 3/1/25	501,600	(d)
		1,459,288

Cable & Satellite Television 11.6%
	Altice Luxembourg SA
2,380,000	7.75%, due 5/15/22	2,272,900	(d)
910,000	7.63%, due 2/15/25	820,138	(d)
	Altice US Finance I Corp.
200,000	5.38%, due 7/15/23	200,250	(d)
1,110,000	5.50%, due 5/15/26	1,076,006	(d)
555,000	Altice US Finance II Corp., 7.75%, due 7/15/25	584,138	(d)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,460,000	5.25%, due 9/30/22	1,485,112
2,260,000	5.13%, due 5/1/23	2,267,232	(d)
2,225,000	5.75%, due 2/15/26	2,208,312	(d)
610,000	5.88%, due 5/1/27	596,275	(d)
1,630,000	5.00%, due 2/1/28	1,505,109	(d)
2,029,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	2,008,710	(d)
	CSC Holdings LLC
2,098,000	10.88%, due 10/15/25	2,459,905	(d)
785,000	5.50%, due 4/15/27	753,443	(d)
	DISH DBS Corp.
1,365,000	5.88%, due 11/15/24	1,167,075
450,000	7.75%, due 7/1/26	408,094
	Numericable-SFR SA
2,450,000	6.00%, due 5/15/22	2,422,315	(d)
535,000	6.25%, due 5/15/24	509,588	(d)
2,335,000	7.38%, due 5/1/26	2,264,950	(d)
790,000	UPCB Finance IV Ltd., 5.38%, due 1/15/25	772,225	(d)
360,000	Virgin Media Finance PLC, 6.00%, due 10/15/24	352,800	(d)
1,535,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	1,477,437	(d)
1,350,000	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	1,272,375	(d)
		28,884,389

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Chemicals 2.3%
$545,000	CF Industries, Inc., 5.38%, due 3/15/44	$477,409
	NOVA Chemicals Corp.
820,000	5.25%, due 8/1/23	820,000	(d)
1,500,000	4.88%, due 6/1/24	1,455,000	(d)
1,225,000	5.00%, due 5/1/25	1,179,062	(d)
855,000	5.25%, due 6/1/27	822,937	(d)
	WR Grace & Co-Conn
675,000	5.13%, due 10/1/21	693,421	(d)
265,000	5.63%, due 10/1/24	273,613	(d)
		5,721,442

Consumer - Commercial Lease Financing 9.3%
	Aircastle Ltd.
910,000	6.25%, due 12/1/19	945,263
2,555,000	5.13%, due 3/15/21	2,625,262
600,000	5.50%, due 2/15/22	627,000
	Navient Corp.
505,000	5.50%, due 1/15/19	512,070
2,995,000	4.88%, due 6/17/19	3,021,206
785,000	8.00%, due 3/25/20	836,025
750,000	5.88%, due 3/25/21	767,813
370,000	6.63%, due 7/26/21	384,338
1,355,000	5.88%, due 10/25/24	1,327,900
495,000	6.75%, due 6/25/25	499,950
742,000	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	767,970	(d)
	Park Aerospace Holdings Ltd.
3,655,000	5.25%, due 8/15/22	3,632,156	(d)
1,815,000	5.50%, due 2/15/24	1,762,819	(d)
1,430,000	SLM Corp., 6.13%, due 3/25/24	1,431,787
	Springleaf Finance Corp.
500,000	8.25%, due 12/15/20	551,390
895,000	7.75%, due 10/1/21	974,431
1,350,000	6.13%, due 5/15/22	1,382,062
1,180,000	6.88%, due 3/15/25	1,191,800
		23,241,242

Discount Stores 0.4%
895,000	Dollar Tree, Inc., 5.75%, due 3/1/23	933,664

Electric - Generation 5.9%
	Calpine Corp.
1,995,000	6.00%, due 1/15/22	2,039,887	(d)
1,950,000	5.38%, due 1/15/23	1,869,563

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Dynegy, Inc.
$1,205,000	5.88%, due 6/1/23	$1,233,619
2,095,000	7.63%, due 11/1/24	2,252,125
350,000	8.00%, due 1/15/25	379,313	(d)
1,130,000	8.13%, due 1/30/26	1,240,175	(d)
	NRG Energy, Inc.
610,000	6.25%, due 7/15/22	626,775
2,365,000	7.25%, due 5/15/26	2,524,637
2,520,000	6.63%, due 1/15/27	2,595,600
		14,761,694

Electric - Integrated 1.7%
1,445,000	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,228,250
	Talen Energy Supply LLC
2,695,000	9.50%, due 7/15/22	2,555,237	(d)
645,000	6.50%, due 6/1/25	470,850
		4,254,337

Electronics 1.5%
965,000	Amkor Technology, Inc., 6.38%, due 10/1/22	990,331
	Micron Technology, Inc.
465,000	5.50%, due 2/1/25	483,600
385,000	5.63%, due 1/15/26	413,760	(d)
880,000	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	882,200	(d)
960,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	998,016	(d)
		3,767,907

Energy - Exploration & Production 9.7%
	Antero Resources Corp.
1,670,000	5.38%, due 11/1/21	1,689,288
1,310,000	5.13%, due 12/1/22	1,316,550
1,510,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	1,623,250	(d)
	Chesapeake Energy Corp.
665,000	6.13%, due 2/15/21	669,988
220,000	8.00%, due 1/15/25	213,290	(d)
1,705,000	8.00%, due 6/15/27	1,641,062	(d)
	Continental Resources, Inc.
420,000	4.50%, due 4/15/23	425,250
975,000	3.80%, due 6/1/24	950,625
305,000	4.90%, due 6/1/44	297,375
	EP Energy LLC/Everest Acquisition Finance, Inc.
730,000	7.75%, due 9/1/22	492,750
2,760,000	6.38%, due 6/15/23	1,462,800
2,946,000	9.38%, due 5/1/24	2,253,690	(d)
370,000	Newfield Exploration Co., 5.38%, due 1/1/26	382,580

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Oasis Petroleum, Inc.
$520,000	6.50%, due 11/1/21	$533,000
890,000	6.88%, due 3/15/22	916,700
405,000	6.25%, due 5/1/26	405,000	(d)(g)
405,000	PDC Energy, Inc., 6.13%, due 9/15/24	415,125
	Range Resources Corp.
305,000	5.00%, due 8/15/22	299,663
1,810,000	5.00%, due 3/15/23	1,741,220
2,340,000	Sanchez Energy Corp., 6.13%, due 1/15/23	1,689,948
	SM Energy Co.
845,000	6.13%, due 11/15/22	853,450
550,000	5.00%, due 1/15/24	523,875
	Whiting Petroleum Corp.
800,000	5.75%, due 3/15/21	819,000
1,055,000	6.25%, due 4/1/23	1,085,331
355,000	6.63%, due 1/15/26	363,875	(d)
1,185,000	WPX Energy, Inc., 5.25%, due 9/15/24	1,193,888
		24,258,573

Food & Drug Retail 0.5%
1,325,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 5.75%, due 3/15/25	1,154,406

Food- Wholesale 1.2%
605,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, due 1/15/24	623,150
	Post Holdings, Inc.
1,100,000	5.50%, due 3/1/25	1,080,750	(d)
650,000	5.75%, due 3/1/27	634,465	(d)
815,000	5.63%, due 1/15/28	778,325	(d)
		3,116,690

Gaming 3.4%
	Boyd Gaming Corp.
1,235,000	6.88%, due 5/15/23	1,296,750
1,180,000	6.38%, due 4/1/26	1,235,425
180,000	Eldorado Resorts, Inc., 7.00%, due 8/1/23	189,900
	GLP Capital L.P./GLP Financing II, Inc.
1,950,000	4.88%, due 11/1/20	1,991,301
565,000	5.38%, due 11/1/23	584,069
175,000	5.38%, due 4/15/26	176,313
935,000	Int'l Game Technology PLC, 5.63%, due 2/15/20	957,206	(d)
	MGM Resorts Int'l
290,000	5.25%, due 3/31/20	296,525
400,000	6.63%, due 12/15/21	428,000
710,000	Scientific Games Int'l, Inc., 10.00%, due 12/1/22	765,032
385,000	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	428,312
95,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	94,563	(d)
		8,443,396

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Gas Distribution 9.5%
$1,045,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	$1,039,775
1,525,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	1,572,214
2,185,000	Cheniere Energy Partners L.P., 5.25%, due 10/1/25	2,135,837	(d)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
465,000	6.25%, due 4/1/23	473,719
345,000	5.75%, due 4/1/25	341,550
	DCP Midstream LLC
300,000	9.75%, due 3/15/19	315,810	(d)
1,760,000	(3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	1,672,000	(a)(d)
	DCP Midstream Operating L.P.
410,000	2.70%, due 4/1/19	405,904
645,000	5.60%, due 4/1/44	632,100
430,000	Duke Energy Corp., 8.13%, due 8/16/30	516,000
	Energy Transfer Equity L.P.
1,710,000	7.50%, due 10/15/20	1,831,837
705,000	5.88%, due 1/15/24	719,981
	NuStar Logistics L.P.
745,000	4.80%, due 9/1/20	743,138
175,000	6.75%, due 2/1/21	181,563
190,000	4.75%, due 2/1/22	184,775
	Rockies Express Pipeline LLC
295,000	6.85%, due 7/15/18	297,213	(d)
880,000	5.63%, due 4/15/20	911,073	(d)
240,000	7.50%, due 7/15/38	289,800	(d)
1,055,000	SemGroup Corp., 7.25%, due 3/15/26	1,047,087
2,140,000	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	2,016,950
1,595,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	1,521,598
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
600,000	4.25%, due 11/15/23	567,000
1,255,000	6.75%, due 3/15/24	1,311,475
685,000	5.13%, due 2/1/25	664,450
1,105,000	5.00%, due 1/15/28	1,022,125	(d)
	Williams Cos., Inc.
390,000	Ser. A, 7.50%, due 1/15/31	470,925
890,000	5.75%, due 6/24/44	927,825
		23,813,724

Health Facilities 7.5%
365,000	Amsurg Corp., 5.63%, due 7/15/22	365,913
	CHS/Community Health Systems, Inc.
178,000	8.00%, due 11/15/19	161,980
230,000	7.13%, due 7/15/20	182,850
425,000	6.88%, due 2/1/22	232,688
915,000	Columbia/HCA Corp., 7.69%, due 6/15/25	1,021,140

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Envision Healthcare Corp.
$380,000	5.13%, due 7/1/22	$375,250	(d)
1,115,000	6.25%, due 12/1/24	1,159,600	(d)
	HCA, Inc.
505,000	6.50%, due 2/15/20	527,725
960,000	5.88%, due 3/15/22	1,011,600
1,480,000	4.75%, due 5/1/23	1,490,967
1,105,000	5.00%, due 3/15/24	1,117,431
760,000	5.25%, due 4/15/25	769,500
555,000	LifePoint Health, Inc., 5.88%, due 12/1/23	548,063
	MPT Operating Partnership L.P./MPT Finance Corp.
1,175,000	6.38%, due 3/1/24	1,233,750
1,645,000	5.50%, due 5/1/24	1,665,562
1,535,000	5.25%, due 8/1/26	1,492,787
1,835,000	5.00%, due 10/15/27	1,738,662
	Tenet Healthcare Corp.
600,000	7.50%, due 1/1/22	632,250	(d)
355,000	8.13%, due 4/1/22	369,644
1,030,000	6.75%, due 6/15/23	1,012,619
865,000	4.63%, due 7/15/24	836,801	(d)
295,000	6.88%, due 11/15/31	269,925
570,000	THC Escrow Corp., 7.00%, due 8/1/25	560,025	(d)
		18,776,732

Health Services 2.2%
	DaVita HealthCare Partners, Inc.
1,250,000	5.13%, due 7/15/24	1,210,937
380,000	5.00%, due 5/1/25	360,126
1,360,000	DaVita, Inc., 5.75%, due 8/15/22	1,393,150
570,000	IMS Health, Inc., 5.00%, due 10/15/26	562,163	(d)
	Service Corp. Int'l
875,000	5.38%, due 1/15/22	890,750
1,185,000	5.38%, due 5/15/24	1,212,788
		5,629,914

Hotels 0.6%
970,000	ESH Hospitality, Inc., 5.25%, due 5/1/25	948,175	(d)
520,000	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/26	520,000	(d)
		1,468,175

Investments & Misc. Financial Services 1.0%
	MSCI, Inc.
1,195,000	5.25%, due 11/15/24	1,218,900	(d)
1,195,000	5.75%, due 8/15/25	1,246,146	(d)
		2,465,046

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Machinery 0.7%
	CNH Industrial Capital LLC
$485,000	4.88%, due 4/1/21	$501,083
645,000	4.38%, due 4/5/22	654,675
370,000	CNH Industrial NV, 4.50%, due 8/15/23	375,091
320,000	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	355,200
		1,886,049

Managed Care 0.9%
	Centene Corp.
1,100,000	4.75%, due 5/15/22	1,111,000
530,000	6.13%, due 2/15/24	555,281
700,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	712,537	(d)
		2,378,818

Media Content 6.2%
565,000	AMC Networks, Inc., 4.75%, due 8/1/25	533,982
910,000	Gannett Co., Inc., 5.13%, due 7/15/20	914,550
380,000	Gray Television, Inc., 5.13%, due 10/15/24	362,425	(d)
	Netflix, Inc.
180,000	5.38%, due 2/1/21	185,175
1,125,000	5.50%, due 2/15/22	1,167,187
480,000	4.38%, due 11/15/26	450,000
320,000	4.88%, due 4/15/28	302,400	(d)
505,000	5.88%, due 11/15/28	503,738	(d)
	Sinclair Television Group, Inc.
730,000	5.38%, due 4/1/21	737,300
630,000	5.13%, due 2/15/27	584,325	(d)
	Sirius XM Radio, Inc.
155,000	4.63%, due 5/15/23	153,063	(d)
1,895,000	6.00%, due 7/15/24	1,946,900	(d)
1,315,000	5.38%, due 7/15/26	1,288,831	(d)
800,000	5.00%, due 8/1/27	762,500	(d)
1,395,000	Tribune Media Co., 5.88%, due 7/15/22	1,412,437
	Univision Communications, Inc.
358,000	6.75%, due 9/15/22	366,950	(d)
3,980,000	5.13%, due 5/15/23	3,781,000	(d)
		15,452,763

Medical Products 0.3%
	Hologic, Inc.
765,000	4.38%, due 10/15/25	736,313	(d)
145,000	4.63%, due 2/1/28	138,475	(d)
		874,788

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Metals - Mining Excluding Steel 4.6%
$320,000	Arconic, Inc., 5.13%, due 10/1/24	$323,696
590,000	First Quantum Minerals Ltd., 7.25%, due 5/15/22	594,838	(d)
	FMG Resources (August 2006) Pty Ltd.
495,000	4.75%, due 5/15/22	490,792	(d)
315,000	5.13%, due 5/15/24	311,063	(d)
	Freeport-McMoRan, Inc.
520,000	3.10%, due 3/15/20	513,500
460,000	4.00%, due 11/14/21	457,700
390,000	3.55%, due 3/1/22	377,325
1,360,000	3.88%, due 3/15/23	1,303,900
1,810,000	5.40%, due 11/14/34	1,669,725
1,180,000	5.45%, due 3/15/43	1,073,800
735,000	Hudbay Minerals, Inc., 7.63%, due 1/15/25	778,409	(d)
	Novelis Corp.
370,000	6.25%, due 8/15/24	376,937	(d)
1,070,000	5.88%, due 9/30/26	1,061,975	(d)
	Teck Resources Ltd.
515,000	4.75%, due 1/15/22	522,406
495,000	8.50%, due 6/1/24	552,544	(d)
955,000	6.25%, due 7/15/41	1,012,300
		11,420,910

Oil Field Equipment & Services 1.4%
	Precision Drilling Corp.
843,000	6.50%, due 12/15/21	859,860
885,000	7.75%, due 12/15/23	921,506
1,785,000	5.25%, due 11/15/24	1,681,827
		3,463,193

Packaging 4.1%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
400,000	4.25%, due 9/15/22	397,500	(d)
210,000	4.63%, due 5/15/23	210,263	(d)
1,375,000	6.00%, due 2/15/25	1,390,469	(d)
	Ball Corp.
735,000	4.38%, due 12/15/20	746,944
745,000	5.00%, due 3/15/22	772,006
1,040,000	Berry Plastics Corp., 5.13%, due 7/15/23	1,046,500
900,000	BWAY Holding Co., 5.50%, due 4/15/24	906,030	(d)
705,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	680,325	(d)
185,000	Owens-Brockway Glass Container, Inc., 5.00%, due 1/15/22	187,775	(d)

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Reynolds Group Issuer, Inc.
$1,434,279	5.75%, due 10/15/20	$1,444,606
265,101	6.88%, due 2/15/21	268,746
1,595,000	5.13%, due 7/15/23	1,601,986	(d)
475,000	Sealed Air Corp., 5.50%, due 9/15/25	491,031	(d)
		10,144,181

Personal & Household Products 0.9%
935,000	Energizer Holdings, Inc., 4.70%, due 5/24/22	911,251
575,000	Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	549,125	(d)
320,000	Prestige Brands, Inc., 6.38%, due 3/1/24	321,600	(d)
390,000	Spectrum Brands, Inc., 5.75%, due 7/15/25	389,629
		2,171,605

Pharmaceuticals 3.0%
1,740,000	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	1,259,325	(d)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
1,490,000	6.00%, due 7/15/23	1,083,975	(d)
360,000	6.00%, due 2/1/25	252,900	(d)
430,000	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	323,306	(d)
	Valeant Pharmaceuticals Int'l, Inc.
660,000	5.50%, due 3/1/23	596,888	(d)
2,880,000	5.88%, due 5/15/23	2,633,400	(d)
1,265,000	5.50%, due 11/1/25	1,258,675	(d)
		7,408,469

Printing & Publishing 2.5%
1,520,000	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	1,554,200	(d)
	R.R. Donnelley & Sons Co.
1,181,000	7.63%, due 6/15/20	1,237,921
2,185,000	7.88%, due 3/15/21	2,283,325
628,000	6.50%, due 11/15/23	633,840
497,000	6.00%, due 4/1/24	486,439
		6,195,725

Recreation & Travel 0.8%
170,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/27	169,150	(d)
1,300,000	NCL Corp. Ltd., 4.75%, due 12/15/21	1,319,500	(d)
665,000	Six Flags Entertainment Corp., 4.88%, due 7/31/24	648,375	(d)
		2,137,025

REITs 1.1%
1,765,000	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	1,804,713
925,000	Starwood Property Trust, Inc., 3.63%, due 2/1/21	908,813	(d)
		2,713,526

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Restaurants 1.3%
	1011778 BC ULC/New Red Finance, Inc.
$685,000	4.63%, due 1/15/22	$686,713	(d)
985,000	4.25%, due 5/15/24	936,981	(d)
560,000	5.00%, due 10/15/25	538,826	(d)
1,185,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	1,190,925	(d)
		3,353,445

Software - Services 4.6%
	CDK Global, Inc.
130,000	5.00%, due 10/15/24	131,950
364,000	4.88%, due 6/1/27	349,440
	First Data Corp.
1,015,000	7.00%, due 12/1/23	1,062,076	(d)
1,415,000	5.00%, due 1/15/24	1,425,612	(d)
1,142,000	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,150,565	(d)(e)
1,090,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	1,124,063	(d)
1,570,000	Nuance Communications, Inc., 6.00%, due 7/1/24	1,605,325
1,430,000	Open Text Corp., 5.88%, due 6/1/26	1,483,625	(d)
2,400,000	Rackspace Hosting, Inc., 8.63%, due 11/15/24	2,433,000	(d)
640,000	Symantec Corp., 5.00%, due 4/15/25	642,603	(d)
		11,408,259

Specialty Retail 0.7%
325,000	Hanesbrands, Inc., 4.88%, due 5/15/26	313,625	(d)
700,000	Liberty Media Corp., 8.50%, due 7/15/29	754,250
270,000	PetSmart, Inc., 5.88%, due 6/1/25	194,400	(d)
455,000	QVC, Inc., 5.45%, due 8/15/34	428,372
		1,690,647

Steel Producers - Products 0.7%
305,000	ArcelorMittal, 7.00%, due 3/1/41	350,750
1,349,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	1,406,333	(d)
		1,757,083

Support - Services 7.3%
1,015,000	ADT Corp., 4.88%, due 7/15/32	839,912	(d)
2,290,000	Anna Merger Sub, Inc., 7.75%, due 10/1/22	1,362,550	(d)
	Aramark Services, Inc.
950,000	5.13%, due 1/15/24	966,625
415,000	5.00%, due 2/1/28	403,758	(d)
505,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/25	486,063	(d)
	Hertz Corp.
575,000	5.88%, due 10/15/20	567,812
375,000	7.63%, due 6/1/22	381,563	(d)
3,455,000	5.50%, due 10/15/24	2,893,562	(d)

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

$1,833,000	IHS Markit Ltd., 5.00%, due 11/1/22	$1,897,155	(d)
280,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	270,200	(d)
	Iron Mountain, Inc.
1,385,000	6.00%, due 8/15/23	1,426,550
1,701,000	5.75%, due 8/15/24	1,679,737
530,000	5.25%, due 3/15/28	498,862	(d)
2,580,000	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	2,489,700	(d)
1,005,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	1,079,119	(d)
	United Rentals N.A., Inc.
185,000	4.63%, due 7/15/23	186,388
795,000	5.75%, due 11/15/24	822,825
		18,252,381

Technology Hardware & Equipment 2.4%
	CDW LLC/CDW Finance Corp.
935,000	5.00%, due 9/1/23	953,793
400,000	5.00%, due 9/1/25	398,880
865,000	CommScope Technologies LLC, 6.00%, due 6/15/25	890,950	(d)
	CommScope, Inc.
925,000	5.00%, due 6/15/21	931,938	(d)
365,000	5.50%, due 6/15/24	371,388	(d)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
1,290,000	5.88%, due 6/15/21	1,327,014	(d)
550,000	6.02%, due 6/15/26	582,482	(d)
700,000	Project Homestake Merger Corp., 8.88%, due 3/1/23	647,500	(d)
		6,103,945

Telecom - Satellite 1.1%
739,000	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	761,170
1,775,000	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	1,488,781
627,000	Intelsat Luxembourg SA, 8.13%, due 6/1/23	391,875
		2,641,826

Telecom - Wireless 4.3%
	Sprint Corp.
635,000	7.88%, due 9/15/23	681,038
3,560,000	7.13%, due 6/15/24	3,665,696
555,000	7.63%, due 3/1/26	584,138
770,000	Sprint Nextel Corp., 9.00%, due 11/15/18	791,656	(d)
	T-Mobile USA, Inc.
2,330,000	6.00%, due 3/1/23	2,414,462
445,000	6.00%, due 4/15/24	466,004
180,000	4.50%, due 2/1/26	173,250
2,250,000	Wind Tre SpA, 5.00%, due 1/20/26	1,888,650	(d)
		10,664,894

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Telecom - Wireline Integrated & Services 9.0%
$3,079,000	Citizens Communications Co., 9.00%, due 8/15/31	$1,885,888
3,850,000	Embarq Corp., 8.00%, due 6/1/36	3,657,038
675,000	Equinix, Inc., 5.88%, due 1/15/26	698,625
	Frontier Communications Corp.
360,000	8.13%, due 10/1/18	364,950
270,000	7.13%, due 1/15/23	193,050
610,000	7.63%, due 4/15/24	401,075
6,080,000	11.00%, due 9/15/25	4,666,400
	Level 3 Financing, Inc.
1,610,000	5.38%, due 8/15/22	1,618,050
940,000	5.13%, due 5/1/23	930,600
390,000	5.38%, due 1/15/24	386,100
1,485,000	SoftBank Group Corp., 4.50%, due 4/15/20	1,523,981	(d)
1,030,000	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,066,050
2,111,000	U.S. West Communications Group, 6.88%, due 9/15/33	2,001,581
	Zayo Group LLC/Zayo Capital, Inc.
580,000	6.00%, due 4/1/23	596,646
660,000	6.38%, due 5/15/25	683,232
1,730,000	5.75%, due 1/15/27	1,717,025	(d)
		22,390,291

Theaters & Entertainment 0.8%
	AMC Entertainment Holdings, Inc.
1,040,000	5.75%, due 6/15/25	1,008,800
1,005,000	6.13%, due 5/15/27	972,337
		1,981,137
	Total Corporate Bonds (Cost $351,010,214)	340,599,835
Convertible Bonds 0.4%
Energy - Exploration & Production 0.4%
975,000	Chesapeake Energy Corp., 5.50%, due 9/15/26 (Cost $973,004)	851,760

Asset-Backed Securities 0.6%
250,000	Canyon Capital CLO Ltd., Ser. 2014-8A, Class E, (3 month USD LIBOR + 5.75%), 0.00%,
	due 7/15/31	250,000	(a)(d)(f)(g)
600,000	Magnetite CLO Ltd., Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 0.00%,
	due 4/15/31	600,000	(a)(d)(f)(g)
650,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 0.00%, due 4/16/31	633,750	(a)(d)(f)(g)
	Total Asset-Backed Securities (Cost $1,483,750)	1,483,750

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc. (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 4.7%
Investment Companies 4.7%
11,805,687	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(h)
	(Cost $11,805,687)	$11,805,687	(i)
Total Investments 148.2% (Cost $380,256,532)		369,939,687
Liabilities Less Other Assets (34.2)%		(85,268,325	)(j)
Liquidation Value of Mandatory Redeemable Preferred Shares (14.0)%		(35,000,000)
Net Assets Applicable to Common Shareholders 100.0%		$249,671,362

(a)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:
LIBOR—London Interbank Offered Rate

(b)	Illiquid security.

(c)	Value determined using significant unobservable inputs.

(d)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to $157,690,968, which represents 63.2% of net assets applicable to common stockholders of the Fund. Securities denoted with (d) but without (b) have been deemed by the investment manager to be liquid.

(e)	Payment-in-kind (PIK) security.

(f)

Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2018 amounted to $1,483,750, which represents 0.6% of net assets applicable to common stockholders of the Fund.

(g)	When-issued security. Total value of all such securities at April 30, 2018 amounted to $1,888,750, which represents 0.8% of net assets applicable to common stockholders of the Fund.

(h)	Represents 7-day effective yield as of April 30, 2018.

(i)	All or a portion of this security is segregated in connection with obligations for swap contracts and when-issued securities with a total value of $11,805,687.

(j)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2018.

(k)

The stated interest rate represents the weighted average interest rate at April 30, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc. (Unaudited) (cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At April 30, 2018, the Fund had outstanding centrally cleared interest rate swaps as follows:

							Accrued
		Fund Pays/				Unrealized	Net Interest
	Notional	Receives	Floating Rate	Annual	Maturity	Appreciation/	Receivable/
Clearinghouse	Amount	Floating Rate	Index	Fixed-rate	Date	(Depreciation)	(Payable)	Value
CME Group, Inc.	$25,000,000	Receive	3-month LIBOR(a)	1.37%(b)	5/12/2018	$4,013	$(61,823)	$(57,810)
CME Group, Inc.	20,000,000	Receive	3-month LIBOR(a)	1.29%(b)	4/17/2019	233,376	8,251	241,627
CME Group, Inc.	25,000,000	Receive	3-month LIBOR(a)	1.14%(b)	6/17/2021	1,281,621	(40,084)	1,241,537
CME Group, Inc.	20,000,000	Receive	3-month LIBOR(a)	0.99%(b)	6/29/2021	1,125,157	(25,168)	1,099,989
Total						$2,644,167	$(118,824)	$2,525,343

(a)	Payment frequency-quarterly.

(b)	Payment frequency-semi-annually.

For the six months ended April 30, 2018, the average notional value of interest rate swaps was $92,182,758 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Lodging & Casinos	$—	$ —	$2,687,003	$ 2,687,003
Other Loan Assignments(a)	—	12,511,652	—	12,511,652
Total Loan Assignments	—	12,511,652	2,687,003	15,198,655
Corporate Bonds(a)	—	340,599,835	—	340,599,835
Convertible Bonds(a)	—	851,760	—	851,760
Asset-Backed Securities	—	1,483,750	—	1,483,750
Short-Term Investments	—	11,805,687	—	11,805,687
Total Investments	$—	$367,252,684	$2,687,003	$369,939,687

(a)	The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc. (Unaudited) (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

											Net change in
											unrealized
											appreciation/
											(depreciation)
	Beginning				Change in						from
	balance,	Accrued			unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	Realized		appreciation/			into	out of	as of	still held as
	11/1/2017	(premiums)	gain/(loss)		(depreciation)	Purchases	Sales	Level 3	Level 3	4/30/2018	of 4/30/2018
Investments in
Securities:
Loan Assignments(c)
Health Care	$1,149,032	$—	$—		$—	$—	$—	$—	$(1,149,032)	$—	$—
Leisure
Goods –
Activities –
Movies	492,939	55	8,851		(11,343)	—	(490,502)	—	—	—	—
Lodging &
Casinos	2,844,800	(6,262)	3,215		(91,250)	—	(63,500)	—	—	2,687,003	(91,250)
Corporate
Bonds(d)
Chemicals	45	—	(0	)(e)	(44)	—	(1)	—	—	—	—
Total	$4,486,816	$(6,207)	$12,066		$(102,637)	$—	$(554,003)	$—	$(1,149,032)	$2,687,003	$(91,250)

(c)

Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)

At the beginning of the period, these investments were valued using methods the Fund’s Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

(e)	Amount less than one dollar.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, $1,149,032 was transferred from Level 3 to Level 2. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2018:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$2,583,153	$—	$2,583,153
Liabilities	—	(57,810)	—	(57,810)
Total	$—	$2,525,343	$—	$2,525,343

See Notes to Financial Statements	22

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
April 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$369,939,687
Cash	137,377
Interest receivable	5,874,307
Receivable for securities sold	1,930,878
Receivable for accumulated variation margin on centrally cleared interest rate swap contracts (Note A)	2,525,343
Total Assets	380,407,592
Liabilities
Notes payable (net of unamortized deferred issuance costs of $122,029) (Note A)	89,877,971
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share; 1,400 shares issued and
outstanding) (Note A)	35,000,000
Distributions payable—preferred shares	150,856
Distributions payable—common stock	22,537
Cash collateral segregated for swap contracts due to broker (Note A)	2,059,510
Payable to investment manager (Note B)	185,179
Payable for securities purchased	3,025,211
Payable to administrator (Note B)	15,432
Payable to directors	3,285
Interest payable (Note A)	288,915
Accrued expenses and other payables	107,334
Total Liabilities	130,736,230
Net Assets applicable to Common Stockholders	$249,671,362
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$274,965,780
Distributions in excess of net investment income	(673,021)
Accumulated net realized gains/(losses) on investments	(16,829,895)
Net unrealized appreciation/(depreciation) in value of investments	(7,791,502)
Net Assets applicable to Common Stockholders	$249,671,362
Shares of Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Share of Common Stock Outstanding	$12.78

* Cost of Investments
(a) Unaffiliated issuers	$380,256,532

See Notes to Financial Statements	23

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the
Six Months Ended
April 30, 2018
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$11,171,201
Expenses:
Investment management fees (Note B)	1,131,677
Administration fees (Note B)	94,306
Audit fees	31,970
Basic maintenance expense (Note A)	19,836
Custodian and accounting fees	88,491
Insurance expense	6,507
Legal fees	37,915
Stockholder reports	12,163
Stock exchange listing fees	4,157
Stock transfer agent fees	16,979
Distributions to mandatory redeemable preferred shareholders (Note A)	719,517
Directors’ fees and expenses	22,148
Interest expense (Note A)	1,318,261
Miscellaneous	18,265
Total net expenses	3,522,192
Net investment income/(loss)	$7,649,009

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,519,025
Expiration or closing of swap contracts	114,132
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(14,854,905)
Swap contracts	1,118,675
Net gain/(loss) on investments	(12,103,073)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$(4,454,064)

See Notes to Financial Statements	24

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD
	STRATEGIES FUND INC.
	Six Months Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$7,649,009	$17,065,147
Net realized gain/(loss) on investments	1,633,157	8,467,511
Change in net unrealized appreciation/(depreciation) of investments	(13,736,230)	(1,659,109)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting
from operations	(4,454,064)	23,873,549
Distributions to Common Stockholders From (Note A):
Net investment income	(8,369,232)	(17,014,615)
Tax return of capital	—	(718,466)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(12,823,296)	6,140,468
Net Assets Applicable to Common Stockholders:
Beginning of period	262,494,658	256,354,190
End of period	$249,671,362	$262,494,658
Undistributed net investment income/(loss) at end of period	$—	$47,202
Distributions in excess of net investment income at end of period	$(673,021)	$—

See Notes to Financial Statements	25

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the
Six Months Ended
April 30, 2018
Increase/(decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(4,454,064)
Adjustments to reconcile net decrease in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(103,287,984)
Proceeds from disposition of investment securities	107,091,470
Purchase/sale of short-term investment securities, net	(1,107,916)
Increase in receivable/(payable) for accumulated variation margin on centrally cleared interest rate swaps	(1,527,241)
Unrealized appreciation of centrally cleared interest rate swaps	1,047,553
Increase in interest receivable	(51,039)
Decrease in deferred offering costs	11,075
Decrease in prepaid expenses and other assets	17,233
Increase in receivable for securities sold	(808,188)
Increase in cash collateral segregated for swap contracts	1,588,422
Increase in accumulated unpaid dividends on preferred shares	31,095
Decrease in payable for securities purchased	(2,650,816)
Increase in interest payable	79,959
Net amortization of premium/(discount) on investments	422,619
Decrease in accrued expenses and other payables	(111,641)
Unrealized depreciation on investment securities of unaffiliated issuers	14,854,905
Unrealized appreciation on swap contracts	(1,118,675)
Net realized gain from transactions in investment securities of unaffiliated issuers	(1,519,025)
Net realized gain from expiration or closing of swap contracts	(114,132)
Net cash provided by (used in) operating activities	$8,393,610
Cash flows from financing activities:
Cash distributions paid on common stock	(8,369,968)
Net cash provided by (used in) financing activities	(8,369,968)
Net increase/(decrease) in cash	23,642
Cash:
Beginning balance	113,735
Ending balance	$137,377
Supplemental disclosure
Cash paid for interest	$1,238,302

See Notes to Financial Statements	26

Notes to Financial Statements High Yield Strategies Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“NBIA” or “Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

Asset-Backed Securities.Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Convertible Bonds.Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities.Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2018 was $737.

4

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2018, the Fund did not have any unrecognized tax positions.

At April 30, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax basis was $380,232,822. Gross unrealized appreciation of long security positions was $6,208,457 and gross unrealized depreciation of long security positions was $13,786,303 resulting in net unrealized depreciation of $7,577,846 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses on interest rate swaps, expiration of capital loss carryforwards and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2017, the Fund recorded the following permanent reclassifications:

Accumulated
	Undistributed	Net Realized
	Net Investment	Gains/(Losses)
Paid-in Capital	Income/(Loss)	on Investments
$(4,111,942)	$(123,920)	$4,235,862

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$18,261,406	$18,712,931	$—	$—	$718,466	$1,111,086	$18,979,872	$19,824,017

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$6,111,991	$(18,440,079)	$(143,034)	$(12,471,122)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, mark to market on certain swap contract transactions, delayed settlement compensation on bank loans and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post- Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2017, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$18,260,163	$179,916

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards of $8,580,655.

During the year ended October 31, 2017, the Fund had capital loss carryforwards expire of $4,089,608.

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2018 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On April 30, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.0658 per share, payable on May 31, 2018 to stockholders of record on May 15, 2018, with an ex-date of May 14, 2018. Subsequent to April 30, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.0658 per share, payable on June 29, 2018 to stockholders of record on June 15, 2018, with an ex-date of June 14, 2018.

7

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8

Financial leverage: In 2010, the Fund issued 1,087 privately placed perpetual preferred shares (“PPS”) with an aggregate liquidation preference of $27,175,000 and privately placed notes (“PNs”) with an aggregate principal value of $82,610,000. In September 2013, the Fund issued privately placed notes (“New PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the New PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000 to holders of the PNs and PPS and used the proceeds to redeem and prepay their PNs and PPS and increase the Fund’s leverage.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

Distributions on the MRPS are accrued daily and paid quarterly. The PNs and PPS had these same terms. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

During the period ended April 30, 2018, the average principal balance outstanding and average annualized interest rate of the New PNs were $90,000,000 and 2.89%, respectively. During the period ended April 30, 2018, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS were $35,000,000 and 4.09%, respectively.

The table below sets forth key terms of the MPRS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation
Series	Date	Rate	Outstanding	Preference
Series B	9/18/23	4.7020%*	1,400	$35,000,000

* Floating rate effective for the six months ended April 30, 2018.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9

Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10

Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2018, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, at April 30, 2018. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the six months ended April 30, 2018 the Fund used interest rate swap contracts to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

For financial reporting purposes unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) on swap contracts to determine the market value of swaps as presented in the table below.

At April 30, 2018, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Asset Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally Cleared Interest Rate Swaps	$2,525,343	Receivable/Payable for accumulated variation margin on centrally
		cleared interest rate swap contracts
Total Value - Assets	$2,525,343

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2018, was as follows:

Realized Gain/(Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$114,132	Net realized gain/(loss)
Total Realized Gain/(Loss)	$114,132	on: expiration or closing of swap contracts

Change in Appreciation/(Depreciation)

	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$1,118,675	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$1,118,675	(depreciation) in value of: swap contracts

11

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (PPS prior to September 2013) outstanding and borrowings under the New PNs (PNs prior to September 2013) are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2018, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $95,991,408 and $100,037,812, respectively.

Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date (the “Prepetition Transfer”) and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfer”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against the Fund relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants’ right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision with respect to (a) the final list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The parties have agreed to attend mediation beginning in December 2017 in an attempt to resolve the dispute and the mediation is still ongoing. During 2009, the Fund received pay downs from GM in connection with the term loan totaling approximately $3.0 million. The Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. The Fund will incur legal expenses associated with the defense of the lawsuit.

Note E—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017.

Expenses	Interest Paid to
Refunded	the Fund
$51,210	$3,677

Note F—Recent Accounting Pronouncements:

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended		Year Ended October 31,
	April 30, 2018		2017		2016		2015	2014	2013
	(Unaudited)
Common Stock Net Asset Value,
Beginning of Period	$13.43		$13.12		$12.68		$14.42	$14.67	$14.03
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.39		0.87		0.92		1.02	1.10	1.15
Net Gains or Losses on Securities
(both realized and unrealized)	(0.61)		0.35		0.48		(1.75)	(0.27)	0.61
Common Stock Equivalent of Distributions
to MRPS Preferred Stockholders From:
Net Investment Income@	—		—		—		—	—	(0.04)
Total From Investment Operations
Applicable to Common Stockholders	(0.22)		1.22		1.40		(0.73)	0.83	1.72

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.43)		(0.87)		(0.90)		(0.94)	(1.08)	(1.08)
Tax Return of Capital	—		(0.04)		(0.06)		(0.07)	—	—
Total Distributions to
Common Stockholders	(0.43)		(0.91)		(0.96)		(1.01)	(1.08)	(1.08)
Voluntary Contribution
from Management	—		—		0.00		—	0.00	—
Common Stock Net Asset Value,
End of Period	$12.78		$13.43		$13.12		$12.68	$14.42	$14.67
Common Stock Market Value,
End of Period	$11.04		$12.13		$11.61		$10.69	$13.16	$13.56
Total Return, Common Stock Net Asset Value†	(1.21	)%a*	10.41	%ab	13.08	%ac	(4.23)%	6.48%[c]	13.18%
Total Return, Common Stock Market Value†	(5.51	)%a*	12.70	%ab	18.69	%ac	(11.53)%	5.13%[c]	3.51%

Supplemental Data/Ratios††
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$249.7		$262.5		$256.4		$247.8	$281.7	$286.7
Preferred Stock Outstanding,
End of Period (in millions)^	$35.0		$35.0		$35.0		$35.0	$35.0	$35.0
Preferred Stock Liquidation Value Per Share	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000

Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØØ	2.78	%**	2.47%		2.39%		2.02%	1.89%	1.73%
Ratio of Net ExpensesØØ	2.78	%**	2.45%[d]		2.39%		2.02%	1.89%	1.73	%Ø
Ratio of Net Investment Income/(Loss)
Excluding PPS Preferred
Stock Distributions	6.04	%**	6.56%[d]		7.53%		7.46%	7.47%	8.02%
Portfolio Turnover Rate	26	%*	65%		57%		54%	60%	69%
Asset Coverage Per Share, of Preferred
Stock, End of Period¢	$203,444		$212,582		$208,182		$202,029	$226,286	$229,815
Notes Payable (in millions)	$89.9	^^	$89.9	^^	$90		$90	$90	$90
Asset Coverage Per $1,000 of
Notes Payable¢¢	$4,167		$4,308		$4,238		$4,143	$4,520	$4,575

See Notes to Financial Highlights	36

Notes to Financial Highlights (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Expense ratios do not include the effect of distribution payments to PPS stockholders outstanding. Income ratios include income earned on assets attributable to Private Securities (PPS and PN’s prior to September 18, 2013) outstanding.

^	From August 6, 2010 to September 17, 2013, the Fund had 1,087 PPS outstanding. Since September 18, 2013, the Fund has 1,400 MRPS outstanding (see Note A to Financial Statements).

^^	During the year ended October 31, 2017, the Fund adopted FASB’s Accounting Standards Update No. 2015-03. At April 30, 2018, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $122,029. At October 31, 2017, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $133,104.

*	Not annualized.

**	Annualized.

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months Ended April 30	Year Ended October 31,
2018	2017	2016	2015	2014	2013
1.03%	0.81%	0.68%	0.51%	0.46%	0.58%

Ø	Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (PPS prior to September 18, 2013)) from the Fund’s total assets and dividing by the number of MRPS/PPS outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (PPS prior to September 18, 2013)), the outstanding principal of New PNs (PNs prior to September 18, 2013) and accumulated unpaid liabilities on Private Securities (PPS and PNs prior to September 18, 2013) from the Fund’s total assets and dividing by the outstanding Notes payable balance.

a	The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total return for the six months ended April 30, 2018.

The class action proceeds received in 2017 had no impact on the Fund’s total return for the year ended October 31, 2017.

The class action proceeds received in 2016 had no impact on the Fund’s total return for the year ended October 31, 2016.

b	The Custodian Out-of-Pocket Expenses Refunded listed in Note E of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2017.

c	The payments by affiliates received in 2014 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2014 and October 31, 2016, respectively.

d	Custodian Out-of-Pocket Expenses Refunded, as listed in Note E of the Notes to Financial Statements, is non-recurring and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of	Ratio of
Net Expenses to Average	Net Investment Income/(Loss) to
Net Assets Applicable to	Average Net Assets Applicable
Common Stockholders	to Common Stockholders
Year Ended	Year Ended
October 31, 2017	October 31, 2017
2.47%	6.54%

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 877.461.1899 or 212.476.8800	Plan Agent American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station New York, NY 10269-0560
Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Overnight correspondence should be sent to: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219
Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number and account balances
◼income and transaction history
◼credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

◼open an account or provide account information
◼seek advice about your investments or give us your income information
◼give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0547 06/18

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the filing of the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal period ended April 30, 2018.

(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended April 30, 2018.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: July 6, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2018